EXHIBIT 10.27


                                    LOAN AGREEMENT
                                    --------------


                       THIS LOAN AGREEMENT (this "Loan Agreement") dated

             as of October __, 1994 between Orion Pictures Corporation, a

             Delaware corporation (hereinafter referred to as "Orion")

             and MetProductions, Inc., a Delaware corporation

             (hereinafter referred to as "MetProductions").


                                 W I T N E S S E T H :

                       WHEREAS, Orion and Steinhardt Baer Pictures

             Company ("Steinhardt Baer"), have entered into that certain

             Distribution Agreement attached hereto as Exhibit A (the

             "Distribution Agreement") dated as of June 24, 1994, as

             amended as of September 1, 1994 with respect to certain

             distribution rights respecting the two motion pictures

             entitled "DEAD BADGE" and "PLAYMAKER" (the "Pictures").

             Capitalized terms used herein and not otherwise defined

             shall have the meanings assigned thereto in the Distribution

             Agreement;


                       WHEREAS, pursuant to the terms of the Distribution

             Agreement, Orion agreed to pay to Steinhardt Baer an advance

             (the "Advance") of Two Hundred Fifty Thousand and 00/100

             Dollars ($250,000.00);


                       WHEREAS, in connection with the Distribution

             Agreement, Orion has requested and MetProductions has agreed to loan to Orion the sum of Two Hundred Fifty Thousand and

             00/100 Dollars ($250,000.00).



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                                                                        2




                       NOW, THEREFORE, in consideration of the promises

             and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:


                  1.   THE LOAN.
                       --------

                       1.1  Loan.  Subject to the terms and conditions
                            ----

             set forth herein, upon the execution hereof, MetProductions shall loan to Orion the principal sum of Two Hundred Fifty

             Thousand and 00/100 Dollars ($250,000.00) (the "Loan").

                       1.2  Note.  The Loan shall be evidenced by a
                            ----

             promissory note of Orion in the principal amount of Two

             Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) and

             in the form attached hereto as Exhibit B.

                       1.3  Payments Generally.  All payments of
                            ------------------

             principal and interest, or any other amount payable

             hereunder, shall be made to MetProductions at its address

             set forth under its name on the signature page hereof in

             immediately available funds by wire transfer in accordance with the instructions set forth on the signature page

             hereto.  Upon payment in full of the Loan hereunder,

             MetProductions will surrender to Orion such Note duly marked cancelled and terminate any security interest.  Orion may

             prepay, in whole or in part, without premium or penalty the principal amount of the Loan and any accrued interest on the

             Loan at any time notwithstanding the accounting terms set

             forth in Section 1.5 below.







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                                                                        3




                       1.4  Interest.  Orion will pay interest on the
                            --------

             principal amount of the Loan from the date of such loan

             until the Loan is paid in full hereunder, at a rate per

             annum equal to Ten Percent (10%).  Interest shall be

             calculated on the basis of a 360-day year for the actual

             number of days elapsed.

                       1.5  Repayment of Loan.  The Loan and all accrued
                            -----------------

             interest thereon shall be payable first from the Gross

             Receipts to which Orion is entitled pursuant to the terms of the Distribution Agreement, less any distribution expenses incurred by Orion in connection with distributing the

             Pictures (e.g. residuals, marketing costs).  Orion shall

             remit to MetProductions all Gross Receipts to which Orion is entitled pursuant to the terms of the Distribution Agreement

             (less the costs and expenses set forth in the preceding

             sentence) until the full amount of the Loan and all accrued interest thereunder has been repaid in accordance with the terms of this Loan Agreement.


                  2.   SECURITY.
                       --------

                       2.1  Security.  As security for the punctual
                            --------

             payment in full of the Loan and all accrued interest

             thereon, and other amounts payable hereunder or any other

             agreement or by operation of law or otherwise, relating to the transactions described herein, Orion hereby grants to

             MetProductions a first priority lien on and security

             interest in all of Orion's right, title and interest in the




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                                                                        4




             Pictures pursuant to the terms of the Distribution Agreement but only to the extent necessary to secure MetProductions'

             right to receive payments under this Loan Agreement (the

             "Collateral").  The security interest hereby created shall attach immediately on the execution of this Loan Agreement by MetProductions and Orion.  Concurrently with the

             execution of this Loan Agreement (or within a reasonable

             time thereafter), the parties hereto shall execute and file the Mortgage of Copyright and Security Agreement (the

             "Security Agreement") attached hereto as Exhibit C and any

             UCC Financing Statement(s) required to perfect the security interest created by this Loan Agreement and the Security

             Agreement.


                  3.   EVENTS OF DEFAULT.
                       -----------------

                       3.1  Each of the following shall constitute an

             Event of Default:

                            (a)  the failure of Orion to pay

             MetProductions in accordance with Section 1.5 hereof within three (3) business days after notice from MetProductions

             that such amount is due.

                            (b)  the filing by Orion of a voluntary

             petition for relief under any federal or state bankruptcy or insolvency law, or the commencement by Orion of any other

             voluntary proceeding or other action, proceeding or other

             action in bankruptcy, or the filing of any involuntary







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                                                                        5




             petition against Orion under any federal or state bankruptcy law.

                       3.2  If any Event of Default shall occur,

             MetProductions may, at its sole option and without notice,

             declare the entire principal amount loaned to Orion in

             accordance with this Loan Agreement and the Note to be due and payable in accordance with the terms and conditions of this Loan Agreement and the Note.

                       3.3  If any Event of Default shall occur,

             MetProductions shall be entitled to exercise all of the

             rights, powers and remedies permitted by law, including

             without limitation, all rights and remedies of a secured

             party of a debtor in default under the Uniform Commercial

             Code in effect in the State of New York for the protection and enforcement of its rights in respect of the Collateral.


                  4.   REPRESENTATIONS AND WARRANTIES OF ORION.
                       ---------------------------------------

                       Orion hereby represents and warrants to

             MetProductions that:

                       4.1  Orion has the right to enter into this Loan

             Agreement and to grant and assign to MetProductions the

             interest in the Pictures herein granted.

                       4.2  The execution, delivery and performance of

             this Loan Agreement have been duly authorized by all

             necessary action of Orion and do not and will not contravene or conflict with any corporate or fiduciary obligation Orion has to its shareholders, including but not limited to, the







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                                                                        6




             terms or provisions of Orion's By-Laws or Orion's Restated

             Certificate of Incorporation.  This Loan Agreement

             constitutes the legally valid and binding obligations of

             Orion and is enforceable against Orion in accordance with

             its terms.

                       4.3  The execution, delivery and performance of

             this Loan Agreement will not result in a breach of or

             constitute (with due notice or lapse of time or both) a

             default under any agreement, undertaking or other instrument to which Orion is a party or by which it may be bound or

             affected.

                       4.4  To the best of Orion's knowledge and except

             as disclosed in Orion Pictures Corporation's Annual Report on Form 10-K for the fiscal year ended February 28, 1994,

             and those quarterly reports on Form 10-Q filed up to and

             including the date hereof, there is no action, suit or

             proceeding pending or threatened against or affecting Orion,

             or the Pictures which, if adversely determined, would

             materially affect Orion's ability to perform its obligations under this Loan Agreement.

                       4.5  Orion agrees to use its reasonable commercial

             efforts, consistent with good business practices, in

             distributing and exploiting and causing the distribution

             and/or exploitation of the Pictures as herein provided.

                       4.6  Orion agrees to provide MetProductions with

             statements of the distribution costs and expenses in








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                                                                        7




             connection with its distribution of the Pictures on a

             reasonable basis but not less than semi-annually.

                       4.7  Orion agrees to maintain records pertaining

             to the distribution of the Pictures.  MetProductions shall have the right upon reasonable notice to Orion to inspect

             such records until repayment of the Note in full.


                  5.   ACKNOWLEDGMENT OF METPRODUCTIONS.
                       --------------------------------

                       5.1  MetProductions acknowledges and agrees that

             Orion makes no representation, warranty, guarantee or

             agreement as to the amount of the Gross Receipts of the

             Pictures which may be derived from the distribution,

             exhibition or other exploitation thereof, nor does Orion

             guarantee the performance by any distributor, sub-

             distributor, sub-licensee and/or agent of the Pictures.

                       5.2  Orion shall have the right to select

             distributors, sub-distributors, sub-licensees, and/or agents upon such terms and conditions as Orion may determine,

             consistent with its past business practices and with the

             customs and practices of the motion picture industry in

             general, in connection with the distribution, exhibition or other exploitation of the Pictures.


                  6.   INDEMNIFICATION.
                       ---------------

                       6.1  Orion agrees, at its own expense, to defend,

             indemnify and hold MetProductions, its affiliates, its

             assignees and licensees, harmless from and against any and all loss, damage, liability and expense (including without






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                                                                        8




             limitation, reasonable attorneys' fees and costs) which may be suffered or incurred by MetProductions, its assignees or licensees, as the result of (i) any material breach or

             default of any of the representations, warranties, covenants or agreements made by Orion hereunder, (ii) any material

             breach or default of any agreement whatsoever entered into by Orion in connection with the Pictures; or (iii) any claim arising out of, or related to, the production, distribution,

             or other exploitation of the Pictures.


                  7.   MISCELLANEOUS.
                       -------------

                       7.1  This Loan Agreement shall be construed in

             accordance with and interpreted under the laws of the State of New York governing agreements which are wholly executed and performed therein.

                       7.2  Wherever provision is made in this Loan

             Agreement for the giving of any notice, such notice shall be in writing and shall be deemed to have been duly given if

             mailed by first class United States mail, postage prepaid,

             addressed to the party entitled to receive the same or

             delivered personally to such party at the address specified below or by facsimile (receipt confirmed) to such party:

                       If to MetProductions to:

                            c/o Metromedia Company
                            One Meadowlands Plaza
                            East Rutherford, New Jersey 07073
                            Attention:  General Counsel
                            Telecopy No.:  (201) 531-2803

                       If to Orion:

                            1888 Century Park East
                            Los Angeles, California 90067
                            Attention:  General Counsel
                            Telecopy No.:  (310) 282-9902

             or to such other address as either party hereto shall have last designated by notice to the other party.  Notice shall be deemed to have been given three days following the date on which such notice was so mailed or on the date such

             notice was delivered personally or by facsimile.

                       7.3  This Loan Agreement may be executed by one or

             more of the parties to this Loan Agreement on any number of separate counterparts and all of said counterparts taken

             together shall be deemed to constitute one and the same

             instrument.

                       7.4  Each party shall execute and deliver to the

             other party from time to time all such other agreements,

             instruments and other documents (including without

             limitation all requested financing and continuation

             statements) and do all such other and further acts and

             things as the requesting party may reasonably request in

             order further to evidence or carry out the intent of this

             Loan Agreement.

                       7.5  This Loan Agreement represents the entire

             agreement between the parties hereto with respect to the

             subject matter hereof and supersedes all previous

             representations, understandings or agreement, oral or







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                                                                       10




             written, between the parties, with respect to the subject

             matter hereof.

                       7.6  If any inconsistencies between the terms and

             conditions of this Loan Agreement and the Distribution

             Agreement are deemed to exist, the terms and conditions of the Distribution Agreement shall govern.


                       IN WITNESS WHEREOF, the parties hereto have

             executed this Loan Agreement as of the date and year first above written.

                                      MetProductions, Inc.


                                      By:_________________________
                                           Arnold L. Wadler,
                                           Senior Vice President



                                      Orion Pictures Corporation


                                      By:_________________________
                                           Leonard White,
                                           President

                                       EXHIBIT B

                                    PROMISSORY NOTE
                                    ---------------

             $250,000.00                               New York, New York
                                                       October __, 1994



                       FOR VALUE RECEIVED, Orion Pictures Corporation, a

             Delaware corporation ("Borrower"), promises to pay to the

             order of MetProductions, Inc. ("Lender") or its assigns, the principal sum of $250,000.00 in accordance with the terms of the Loan Agreement between Borrower and Lender of even date herewith (the "Loan Agreement"); together with accrued

             interest on the unpaid principal balance from the date

             herewith at the annual rate of Ten (10%) percent.  All

             payments of principal and interest shall be made at Lender's offices located at One Meadowlands Plaza, East Rutherford,

             New Jersey 07073-2137, Attention:  Accounting Department, or

             at such other address provided to Borrower, in writing, from time to time by the holder of this Note.

                       All capitalized terms used herein and not

             otherwise defined shall have the meanings assigned thereto in the Loan Agreement.

                       If any Event of Default specified in the Loan

             Agreement shall occur, then the holder of this Note can

             declare the entire unpaid principal amount of this Note,

             together with interest accrued thereon, to be immediately

             due and payable and such holder will have all of the rights and remedies set forth in the Loan Agreement.



                                          B-1



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                       Borrower hereby waives presentment, demand for

             payment, notice of default, dishonor or nonpayment, protest and notice of protest and all other demands and notices in connection with the delivery, acceptance, performance or

             enforcement of this Note.

                       This Note shall be governed by and construed in

             accordance with the laws of the State of New York, without reference to the conflict of laws principles thereof.


                       IN WITNESS WHEREOF, Borrower has executed and

             delivered this Note on the __ day of October, 1994.



             ATTEST:                  Orion Pictures Corporation



             ____________________     By:______________________
             Secretary                     Leonard White
                                           President

























                                          B-2



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                                       EXHIBIT C

                                  SECURITY AGREEMENT
                                  ------------------


                       THIS SECURITY AGREEMENT (this "Security

             Agreement") is made and entered into as of October __, 1994 between Orion Pictures Corporation, a Delaware corporation,

             (the "Debtor"), with offices located at 1888 Century Park

             East, Los Angeles, California 90067 and MetProductions,

             Inc., a Delaware corporation (the "Secured Party") with

             offices of c/o Metromedia Company, One Meadowlands Plaza,

             East Rutherford, New Jersey 07073.


                                   R E C I T A L S:
                                   ----------------

                       WHEREAS, pursuant to that certain Distribution

             Agreement dated as of June 24, 1994 between Debtor and

             Steinhardt Baer Pictures Company ("Steinhardt Baer") (such agreement as it may be amended, modified, supplemented,

             replaced, renewed or superseded from time to time, is herein referred to as the "Distribution Agreement"), Debtor

             acquired certain sole and exclusive distribution rights

             respecting two motion pictures presently entitled "DEAD

             BADGE" and "PLAYMAKER" to be produced by Steinhardt Baer or its designee (collectively, the "Pictures").  Capitalized

             terms used herein and not otherwise defined shall have the meanings assigned thereto in the Loan Agreement and the

             Distribution Agreement.

                       WHEREAS, the Debtor and Secured Party have entered

             into that certain Loan Agreement of even date herewith (the

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             "Loan Agreement").  Pursuant to the Loan Agreement, Secured

             Party has agreed to loan (the "Loan") to Debtor the sum of

             Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00)

             to fund the Advance.

                       In consideration of the premises and mutual

             covenants herein contained and for other good and valuable consideration the receipt of which is hereby acknowledged,

             and in order to induce the Secured Party to enter into the

             Loan Agreement, the parties hereto hereby agree as follows:


                  1.   GRANT OF SECURITY INTEREST.
                       --------------------------

                       (a)  Grant.  Debtor hereby mortgages,
                            -----

             hypothecates, grants and assigns to Secured Party as

             security for the Secured Obligations and Rights (as such

             term is defined in subparagraph 1(b) below) a continuing

             first priority security interest in and to all of Debtor's right, title, and interest of every kind and nature in and to (but none of Debtor's obligations with respect to) all of the items listed in subparagraph 1(c) below, which items are hereinafter collectively referred to as the "Collateral."

             Notwithstanding anything to the contrary contained herein,

             except for the security interest granted hereby and pursuant to the Copyright Mortgages and Assignments referred to in

             subparagraph 1(f) below and the Secured Party's rights and remedies with respect to such security interests, this

             Security Agreement is not intended to and does not grant to

             Secured Party any greater exploitation rights in the

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             Pictures than granted to Debtor pursuant to the Distribution

             Agreement.

                       (b)  Purpose of Grant.  The security interest in
                            ----------------

             the Collateral granted to the Secured Party pursuant hereto and pursuant to the Copyright Mortgages and Assignments is being granted to secure the Secured Obligations and Rights.

             The term "Secured Obligations and Rights" shall mean and

             include (i) the full and timely payment and performance by

             Debtor when due of all of Debtor's agreements,

             representations, warranties and covenants, hereunder and

             under the Loan Agreement (collectively, the "Debtor

             Obligations"), and (ii) the continuing right of the Secured

             Party in accordance with all of the terms of the Loan

             Agreement to exercise all of the rights of the Secured Party under the Loan Agreement (collectively, the "Secured Party's

             Rights") including, without limitation, the rights of the

             Secured Party to (a) exploit the Pictures pursuant to the

             terms of the Distribution Agreement, (b) recoup all sums

             paid, advanced or guaranteed by Debtor in connection with

             the Pictures, including, without limitation, the Advance,

             all to the extent provided in the Distribution Agreement,

             (c) receive, retain and own all Gross Receipts or other sums including the distribution fees derived from or in

             connection with the exploitation of the Pictures subject to the terms and conditions of the Distribution Agreement,

             (d) exercise the Secured Party's right of access to and use of all Physical Properties (as herein defined), and

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             (e) enjoy the full exercise and quiet enjoyment of all

             rights in connection with the Pictures provided for in the

             Distribution Agreement.

                       (c)  Collateral.  The term "Collateral," as used
                            ----------

             herein shall mean all of Debtor's right, title and interest of every kind and nature in and to the following items,

             whether now owned or in existence or hereafter made,

             acquired or created and all product and proceeds thereof:

                            (i)  All of the Debtor's rights under the

             Distribution Agreement and in all collateral with respect to the foregoing including without limitation, distribution

             rights in the Pictures granted pursuant to the Distribution

             Agreement;

                           (ii)  All proceeds and product of the rights

             granted to Debtor under the Distribution Agreement,

             including without limitation, all accounts, contract rights,

             chattel paper, documents, general intangibles and

             instruments (as defined under the Uniform Commercial Code of the States of California and New York) and all money and

             claims for money (whether or not such claims to money have been earned by performance) derived from or arising out of such rights;

                          (iii)  All of Debtor's rights to receive any

             sums of money under or in connection with the Distribution

             Agreement;

                           (iv)  The nonexclusive right to all common law

             and statutory domestic and foreign copyrights, rights and

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             interests in copyrights and renewals and extensions of

             copyrights, in or relating to the Pictures (collectively,

             the "Copyrights"), to the extent that the same are acquired by Debtor pursuant to the Distribution Agreement;

                            (v)  The nonexclusive right to all tangible

             personal property and physical properties of every kind or nature whatsoever of or directly relating to the Pictures to the extent that the same are acquired by Debtor pursuant to the Distribution Agreement (collectively, the "Physical

             Properties");

                           (vi)  The nonexclusive right to all literary,

             dramatic, musical and other material created for the

             Pictures or upon which the Pictures are based or to be

             based, in whole or in part, or which are used in connection with the Pictures to the extent the same are acquired

             pursuant to the terms of the Distribution Agreement

             (including without limitation, the screenplays and the

             underlying materials upon which the screenplays are based)

             and all common law and statutory domestic and foreign

             copyrights, and rights and interests in copyrights and

             renewals and extensions of copyrights, in and to said

             literary, dramatic, musical and other written material (the

             "Literary Properties");

                          (vii)  The nonexclusive right to all general

             intangibles and contract rights in or relating to all

             agreements and understandings (whether or not evidenced in writing) with third parties relating to the creation,

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             production and acquisition of the Pictures to the extent the same are acquired by Debtor pursuant to the terms of the

             Distribution Agreement, including without limitation, all

             agreements and understandings with third parties producing the Pictures or furnishing services and/or rights relating to the development, production, completion, delivery and/or acquisition of the Pictures or to any of the Physical

             Properties, Literary Properties or Copyrights, including,

             without limitation, all agreements and understandings

             relating to Debtor's acquisition of the Pictures from third parties.

             Notwithstanding the foregoing, Secured Party's security

             interest in the Collateral described in

             subparagraphs (iii) through (vii) above (the "Secondary

             Collateral") is a nonexclusive (except as provided for in

             subparagraph (iv) security interest and is limited to

             Debtor's right, title and interest in and to such Collateral solely to the extent provided in the terms and conditions of the Distribution Agreement.

                       (d)  Rights of Secured Party.  With respect to the
                            -----------------------

             security interests hereby granted to Secured Party and

             granted to the Secured Party pursuant to the Copyright

             Mortgages and Assignments, Secured Party and any of its

             successors or assignees shall at all times be entitled to

             exercise in respect of the Collateral all of the rights,

             remedies, powers and privileges available to a secured party under all applicable laws, including without limitation, the

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             United States Copyright Act, the Uniform Commercial Code of

             the States of California and New York in effect at the time which shall be applicable for the purpose of establishing

             the relative rights of Secured Party and of Debtor, and to those procedures to be followed thereunder in the event this subparagraph 1(d) shall become operative, including the

             right to sell the Collateral or any portion thereof, and, in addition thereto, to the rights and remedies provided for

             herein and under the Loan Agreement and to such other rights and remedies as may be provided by law or in equity.

                       (e)  Exercise of Rights.  Secured Party shall not
                            ------------------

             exercise any of its rights hereunder in any manner that

             would interfere with the production, completion, delivery or exploitation of the Pictures (so long as the exploitation of the Pictures does not violate the Secured Party's rights).

             Subject to the immediately preceding sentence, Secured Party or any of its successors or assignees shall be entitled to exercise any or all of the rights granted hereunder with

             respect to the Collateral in the event Debtor (or any person or entity acting on Debtor's behalf or in its place and

             stead) (i) rejects or attempts to reject or wrongfully

             terminates or wrongfully disaffirms the Distribution

             Agreement, the Loan Agreement or this Security Agreement or

             (ii) breaches or defaults, in any respect that would

             substantially prevent, hinder, impair, infringe or delay

             Secured Party's enjoyment of the Secured Party's Rights, in the payment or performance of any of the Secured Obligations and Rights and fails to remedy such breach or default within

             30 days after receipt of written notice thereof from Secured

             Party if such breach or default is capable of being cured

             within such time period.  If the Debtor shall breach any of its material obligations under the Loan Agreement, the

             Distribution Agreement or this Security Agreement, the

             Secured Party, after giving notice of its intention to do

             so, may take any reasonable action which it may deem

             necessary for the maintenance, preservation, and protection of any of the Collateral or its security interest therein.

                       (f)  Further Documents.  Debtor hereby agrees to
                            -----------------

             execute and deliver to Secured Party all such financing

             statements or similar documentation for all jurisdictions

             designated by Secured Party (collectively, the "Financing

             Statements"), one or more Copyright Mortgages and

             Assignments in form and substance reasonably satisfactory to

             Secured Party, and such other documents, agreements or

             instruments as Secured Party shall reasonably request and

             are reasonably required to better perfect, protect,

             evidence, renew and/or continue the security interest in the

             Collateral granted hereunder and/or to effectuate the

             purposes and intents of this Security Agreement

             (collectively, the "Security Documents"), to file, register and/or record the same under (i) the Uniform Commercial

             Code, and all other similar applicable laws of the States of

             California and New York and under the laws of any other

             jurisdiction where such filing, registration and/or

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             recordation may reasonably be required by Secured Party, and

             (ii) the United States Copyright Act.  If after the

             occurrence and during the continuance of any of the events specified in the second sentence of subparagraph 1(e) hereof

             Debtor fails to execute and deliver to Secured Party any of the Financing Statements, the Copyright Mortgages and

             Assignments, or any other Security Documents on request of

             Secured Party, Debtor hereby appoints Secured Party its

             irrevocable attorney-in-fact to sign any such document for

             Debtor, and agrees that such appointment constitutes a power coupled with an interest and is irrevocable throughout the

             Distribution Period of the Distribution Agreement, the term of the Loan Agreement and this Security Agreement; provided,

             however, that Secured Party shall be liable to Debtor and

             Debtor's successors, licensees and assigns for any damages resulting from inaccuracy or failure to conform to this

             Security Agreement in any Financing Statement, Copyright

             Mortgage and Assignment or other Security Document so signed by Secured Party as Debtor's attorney-in-fact.  Debtor

             hereby authorizes the Secured Party to file one or more

             financing or continuation statements, and amendments

             thereto, relative to all or any part of the Collateral

             without the signature of the Debtor where permitted by law.

             A carbon, photographic or other reproduction of this

             Security Agreement or any part thereof shall be sufficient as a financing statement where permitted by law.

                       (g)  Term of Security Interest.  The security
                            -------------------------

             interest created hereunder and under the Copyright Mortgages and Assignments shall commence as of the date of this

             Security Agreement and shall terminate upon the expiration of the Term of Secured Party's rights under the Loan

             Agreement, at which time Secured Party, on Debtor's request and without further consideration, shall execute and deliver to Debtor termination statements releasing and terminating the Financing Statements, the Copyright Mortgages and

             Assignments, and the other Security Documents, all without recourse upon or warranty by Secured Party and with filing thereof at the sole cost and expense of Debtor.

                       (h)  Priority of Security Interest.  The security
                            -----------------------------

             interest by Secured Party in and to the Collateral shall be a first priority security interest.

                       (i)  Continuing Security Interest.  This Security
                            ----------------------------

             Agreement shall create a continuing security interest in the

             Collateral and shall (a) be binding upon the Debtor, its

             successors and assigns and (b) inure to the benefit of the

             Secured Party and its successors, transferees and assigns.


                  2.   DEBTOR'S WARRANTIES AND REPRESENTATIONS AND
                       -------------------------------------------

             AGREEMENTS.  Debtor confirms, warrants and represents to
             ----------

             Secured Party as follows, which such confirmations,

             representations and warranties shall be deemed to be

             continuing until the termination of the Secured Party's

             security interest hereunder: (a) Debtor has the right to enter into this Security Agreement and execute and deliver to Secured Party the Financing Statements, the Copyright

             Mortgage and Assignment, and the other Security Documents,

             and (b) Debtor has not and will not grant or permit to exist on all or any portion of the Collateral any lien, security interest or encumbrance (other than the security interest

             granted by Debtor to Secured Party hereunder), which does or may in any way conflict or interfere with or have priority over the security interest herein granted by Debtor to

             Secured Party; provided however, that in no event may Debtor grant or permit to exist on all or any portion of the

             Collateral described in subparagraphs 1(c)(i) through (iii)

             any lien, encumbrance or security interest, and (c) no

             agreements, understandings or other arrangements have been or will be made or entered into by Debtor which do or may in any way conflict or interfere with the full, complete and

             unfettered exercise by Secured Party of the Secured Party's

             Rights or any other rights granted by Debtor to Secured

             Party in this Security Agreement or any of the other

             Security Documents or in the Loan Agreement.  Debtor will

             not sell, offer to sell, hypothecate or otherwise dispose of any Collateral (including proceeds) subject hereto, or any part thereof or interest therein, except subject to the

             security interest granted to Secured Party hereunder.

                  3.   EVENTS OF DEFAULT.  The occurrence of any one or
                       -----------------

             more of the following events shall constitute a "Default"

             hereunder.

                       (a)  failure of Debtor to perform its obligations

             under the Loan Agreement;

                       (b)  any material default by Debtor under the Loan

             Agreement or the Distribution Agreement;

                       (c)  any person shall levy on, seize, or attach

             the Collateral;

                       (d)  any person, including without limitation,

             Debtor interferes with Secured Party's quiet enjoyment of

             Secured Party's rights as a secured party hereunder;

                       (e)  bankruptcy of the Debtor.


                  4.   GOVERNING LAW.  This Security Agreement and the
                       -------------

             other Security Documents shall be governed by the laws of

             the State of New York applicable to agreements wholly

             executed and performed therein, and without giving effect to the principles of conflict or choice of laws thereof.


                  5.   ANY LEGAL ACTION.  All of the parties hereto
                       ----------------

             (a) agree that any legal suit, action or proceeding arising out of or relating to this Security Agreement may be

             instituted in a State or Federal court in the City of New

             York, State of New York, (b) waive any objection which they may have now or hereafter to the County of New York as the venue of any such suit, action or proceeding, and

             (c) irrevocably submit to the non-exclusive jurisdiction of the United States District Court for the Southern District

             of New York, or any court of the State of New York located in the City of New York in any such suit, action or

             proceeding and any summons, order to show cause, writ,

             judgment, decree, or other process with respect to any such suit, action or proceeding may be delivered to Debtor

             personally outside the State of New York, and when so

             delivered, Debtor shall be subject to the jurisdiction of

             such court, and amenable to the process so delivered as

             though the same had been served within the State of New

             York, but outside the county in which such suit, action or proceeding is pending.


                  6.   NOTICES.  All notices or other documents which any
                       -------

             party shall be required or shall desire to give to the other hereunder shall be given in the manner provided for in the

             Loan Agreement.


                  7.   AMENDMENTS AND WAIVERS.  No amendment or waiver of
                       ----------------------

             any provision of this Security Agreement nor consent to any departure by the Debtor herefrom shall in any event be

             effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


                       By signing in the spaces provided below, the

             parties hereto have agreed to all of the terms and

             conditions of this Security Agreement.


                                      DEBTOR:

                                      Orion Pictures Corporation


                                      By:______________________________
                                           Leonard White
                                           President


                                      SECURED PARTY:

                                      METPRODUCTIONS, INC.


                                      By:______________________________
                                           Arnold L. Wadler
                                           Senior Vice President

             State of California      )
                                      .SS:
             County of Los Angeles    )



                       On __________, 1994, before me, a Notary Public
             and in and for said State, personally appeared Leonard White personally known to me or provided on the basis of satisfactory evidence to be the person who executed the within instrument as the President of Orion Home Entertainment Corporation, and acknowledged to me that such corporation executed the within instrument to its powers to do so.


                                           ______________________________
                                           Notary Public